U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

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RACINO ROYALE, INC.
______________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RACINO ROYALE, INC.
144 Front Street West
Suite 700
Toronto, Ontario
Canada M5J 2L7
Tel: (416) 216-8659

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 20, 2007

Notice is hereby given that the Annual General Meeting of shareholders of Racino Royale, Inc., a Nevada corporation (the “Company”) will be held on March 20, 2007, at the offices of the Company at Suite 700 - 144 Front Street West in the City of Toronto, Ontario at 1:00pm for the following purposes:

1. To elect the following three (3) nominees as Directors of the Company until the next Annual Meeting of shareholders or until their respective successors shall be elected and qualified: Gerry Racicot, John Simmonds, Jason Moretto;

2. To approve the appointment of SF Partnership, LLP as the Company’s independent auditors for the present fiscal year and succeeding years and empower the Board of Directors to appoint successors to the Company’s auditors if they choose to do so;

3.  To accept the financial statements of the Company for the previous fiscal year as presented at the meeting;

4.  To ratify the acts of the Board of Directors in the past year;

5. To consider any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on March 13, 2007 are entitled to vote at the meeting or any postponement or adjournment thereof.

Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. A copy of the Company’s Annual Report for its most recently concluded fiscal year is enclosed.

By order of the Board of Directors

/s/ John Simmonds
John Simmonds, President and CEO

PROXY STATEMENT

RACINO ROYALE, INC.
144 Front Street West
Suite 700
Toronto, Ontario
Canada M5J 2L7
Tel: (416) 216-8659

This Proxy Statement is furnished to shareholders at the discretion and on behalf of the Board of Directors of Racino Royale, Inc., a Nevada corporation (the “Company”), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company on March 20, 2007 at 1:00pm. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favour of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to registered shareholders on March 13, 2007.

VOTING SECURITIES

The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on March 13, 2007. On such date, the Company had issued and outstanding 28,223,886 shares of $0.00001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted. Pursuant to applicable state law, there are no dissenter’s or appraisal rights relating to the matters to be voted.

All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. As management and other major shareholders, directly or indirectly, a majority of the outstanding shares as of the record date and intend to vote in favour of all proposals, it is anticipated that all proposals will pass.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information regarding the beneficial ownership of shares of the Company’s common stock as of March 13, 2007 (28,223,886 shares issued and outstanding) by (i) all shareholder’s known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director; and (iii) all officers and directors of the Company as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Position (if any)	Amount of Beneficial Ownership(1)	Percent of Class (common shares)
John Simmonds (1)	Director, President, CEO	0	0%
Jason Moretto (2)	Director, CFO	0	0%
Gerry Racicot (3)	Director, Secretary	0	0%
ETIFF Holdings, LLC	5% Shareholder	14,234,600	50.4%
Directors, Officers and 5% stockholders in total (3 Persons)		14,234,600	50.4%

1.	John Simmonds is a director of Eiger Technology, Inc., which is the parent of ETIFF Holdings, LLC;
2.	Jason Moretto is CFO of Eiger Technology, Inc., which is the parent of ETIFF Holdings, LLC;
3.	Gerry Racicot is President, CEO and Director of Eiger Technology, Inc., which is the parent of ETIFF Holdings, LLC.

DIRECTORS AND EXECUTIVE OFFICERS

The Company’s Board of Directors is currently composed of three members. The Company’s Bylaws provide that Directors are to serve only until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Directors and Executive Officers of the Company are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

(a) Officers and Directors.

John Simmonds, Director, President and Chief Executive Officer

John Simmonds, in addition to being director and CEO of the Company, is also director and COO of Racino’s parent Eiger Technology, Inc. (“Eiger”). Mr. Simmonds is an entrepreneur with a 35-year track record of building teams, operating systems, and distribution networks. He has been involved in the horseracing business for 20 years and has had a number of successes with both harness and thoroughbred breeds. Previous roles have included serving as Chairman of Trackpower Inc., a public company with stakes in racing properties in upstate New York, Tioga and Vernon Downs; Chairman of Wireless Age Communications Inc., a consolidation of retail, wholesale and engineering businesses within the wireless products and services industry; Chairman of Circuit World; Director of Glenayre Electronics; Director and CEO of Intek Global Corporation (a Nasdaq-listed company reaching a market capitalization in excess of $500 million that was subsequently merged in a $250 million transaction); founder of merchant bank Simmonds Capital Limited; and many other executive positions. He has also served on the board of several other public and private companies.

Jason Moretto, Director, Chief Financial Officer

Jason Moretto, in addition to being director and CFO of the Company, is also director and CFO of Eiger, Racino’s parent company. Mr. Moretto was previously employed by BMO Nesbitt Burns (now BMO Capital Markets), a full service investment dealer based in Toronto, Canada from September of 1997 to February of 2003. From 1995 to 1997, Mr. Moretto was National Accounting Manager for Universal Concerts Canada (now House of Blues Entertainment), Canada’s largest promoter of live music and entertainment and operator of the Molson Amphitheatre in Toronto. Prior to that, he practiced as an accountant in public practice. He also presently serves as a Member of the Ontario Securities Commission's Small Business Advisory Committee. Mr. Moretto holds a Bachelor of Commerce degree from the University of Toronto, and is a Certified General Accountant and Chartered Financial Analyst.

Gerry Racicot, Chairman

Gerry Racicot, in addition to being chairman of the Company, is director and President of Eiger, parent company to Racino. Eiger previously controlled KTI, a diverse manufacturer and distributor of a number of products in the technology and commercial lighting industries. Eiger is listed for trading on the Toronto Stock Exchange and its shares are also posted for trading through the facilities of the NASD’s OTCBB. Mr. Racicot was, from 1988 to 2001, President of ADH Custom Metal Fabricators Inc., which manufactured and distributed various lighting and other products. ADH Custom Metal Fabricators Inc. listed on the TSX Venture Exchange as “Newlook Industries Corp” in May of 2002. Newlook currently owns Onlinetel Corp., a VoIP-based telecommunications service provider.

(b) Certain Relationships and Related Transactions

Other than as set forth below, there are no relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the named persons set forth previously had or is to have a direct or indirect material interest.

The officers and directors of the Company receive compensation for services that they provide to the Company. See “Executive Compensation” below.

(1) Other Business Activities

Certain of the officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and its officers and directors. The Company will attempt to resolve such conflicts of interest in favor of the Company. The officers and directors of the Company are accountable to it and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company’s affairs. A shareholder may be able to institute legal action on behalf of the Company or on behalf of itself and other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts is in any manner prejudicial to the Company.

(c) Compliance with Section 16(a) of the Exchange Act.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain officers and persons holding 10% or more of the Company’s common stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company’s common stock with the Securities and Exchange Commission. The Company is unaware that any required reports were not timely filed.

(d) Committees of the Board of Directors.

The Company does not currently have standing audit, nominating, and compensation committees.

(e) Meetings of the Board of Directors.

During the last fiscal year (ended September 30, 2006), the total number of meetings of the Board of Directors which were held is none. None of the incumbent directors of the Company attended less than 75 percent of the total meetings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Save and except as described below, none of the officers and directors compensation exceeded $100,000 for the last fiscal year (12 months ending September 30, 2006). All officers and directors will be reimbursed for expenses incurred on behalf of the Company including director expenses pertaining to attendance at meetings. It is anticipated that additional management will be hired as the Company develops and revenue is generated. The salaries paid to new employees will be consistent with the salaries of others in similar positions in the industry.

Summary Compensation Table

		Annual Compensation			Long-term compensation
					Awards		Payouts
Name and principal position	Year	Salary ($)	Bonus ($)	Other annual compen-sation ($)	Restricted stock award(s) ($)	Securities underlying options/ SARs (#)	LTIP payouts ($)	All other compen-sation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
John Simmonds, President, CEO and Director	2006 2005	$0 $0	0 0	0 0	0 0	None None	0 0	0 0
Jason Moretto, CFO and Secretary	2006 2005	$0 $0	0 0	0 0	0 0	None None	0 0	0 0

(a) To date, no options have been granted.

(b) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

(c) No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan which is presently existing.

(d)  The corporation does not remunerate its directors for acting in their capacity as directors.

INDEPENDENT PUBLIC ACCOUNTANTS

(a) Ratification of Accountants.

SF Partnership, LLP issued the report for the Company’s audited financial statements for the fiscal year ended September 30, 2006 and is expected to do so shortly for the fiscal year ended September 30, 2007. The Board of Directors has approved by resolution a proposal to retain SF Partnership, LLP for the present fiscal year and succeeding fiscal years. The Board of Directors of the Company recommends a vote FOR the retention of SF Partnership, LLP as the Company’s auditors and further to empower the Board of Directors, at their sole discretion, to appoint successors to the Company’s auditors if the Board of Directors wishes to do so.

Representatives of the Company’s auditors are not expected to be present at the Annual Meeting. However, such representatives will be available by telephone to respond to appropriate questions at the meeting.

The auditors aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and review of financial statements included in registrant’s 10ksb were $40,000 and $20,000 for the fiscal years 2005 and 2006 respectively. The Company’s auditors did not bill for, or perform, non-audit related services for the Company in either the 2005 or 2006 fiscal year.

OTHER BUSINESS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors
March 13, 2007

/s/ John Simmonds
John Simmonds, President and CEO

P R O X Y
RACINO ROYALE, INC.
Annual Meeting of Shareholders To Be Held March 20, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Gerry Racicot or, in his absence, John Simmonds, as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholder of Racino Royale, Inc. (the “Company”) to be held on March 20, 2007, as designated below, all of the common stock of the Company held of record by the undersigned on March 20, 2007 at Suite 700 - 144 Front Street West, Toronto Ontario at 1:00pm for matters that properly may come before the meeting or any adjournment thereof including the following matters:

1. ELECTION OF DIRECTORS (circle one):

FOR      WITHHOLD AUTHORITY
all nominees listed below     to vote for all nominees listed below

Gerry Racicot
Jason Moretto
John Simmonds

2. TO APPROVE THE SELECTION OF SF PARTNERSHIP, LLP AS THE COMPANY’S INDEPENDENT ACCOUNTING FIRM FOR THE CURRENT AND SUCCEEDING FISCAL YEARS AND EMPOWER THE BOARD OF DIRECTORS TO APPOINT SUCCESSORS TO THE COMPANY’S AUDITORS IF THEY WISH TO DO SO (circle one).

FOR   AGAINST   ABSTAIN

3.  TO ACCEPT THE FINANCIAL STATEMENTS OF THE COMPANY FOR ITS PRECEDING FISCAL YEAR AS PRESENTED TO THE MEETING (circle one).

FOR   AGAINST   ABSTAIN

4.  TO ADOPT AND RATIFY THE ACTS OF THE DIRECTORS IN THE PAST YEAR (circle one).

FOR   AGAINST   ABSTAIN

5.	TO VOTE AS THE PROXYHOLDER WISHES REGARDING ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING

FOR   AGAINST   ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of RACINO ROYALE, INC. to be held on MARCH 20, 2007 and the Proxy Statement of such meeting.

Dated: _________________, 2007     ____________________________________
(Print Name of Shareholder)

____________________________________
(Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.